CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan Brown, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 20-F of Pure Capital Incorporated for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 20-F fairly presents in all material respects the financial condition and results of operations of Pure Capital Incorporated.

By:  /s/ Alan Brown

Name: Alan Brown

Title: Chief Executive Officer

Date: August 12, 2005

I, Alan Brown, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 20-F of Pure Capital Incorporated for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 20-F fairly presents in all material respects the financial condition and results of operations of Pure Capital Incorporated.

By:  /s/ Alan Brown

Name: Alan Brown

Title: Chief Financial Officer

Date: August 12, 2005